Exhibit 10.1

FOURTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 22, 2022 and is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (the “Lenders”) which Lenders constitutes the Required Lenders under the Credit Agreement, Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent” and, together with the Administrative Agent, the “Agents”), and, on the other hand, Lument Finance Trust, Inc. (formerly known as Hunt Companies Finance Trust, Inc.), a Maryland corporation (“Borrower”), and is made with reference to that certain Credit and Guaranty Agreement, dated January 15, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 13, 2019, by that certain Second Amendment to Credit and Guaranty Agreement, dated as of July 9, 2020, by that certain Third Amendment to Credit and Guaranty Agreement dated as of April 21, 2021, by that certain letter agreement related thereto dated May 5, 2021 and by that certain Amended and Restated Third Amendment to Credit and Guaranty Agreement, dated as of August 23, 2021 and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders and the other persons party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment (the “Amended Agreement”).

RECITALS

WHEREAS, pursuant to Section 11.2 of the Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.                     AMENDMENT TO CREDIT AGREEMENT

Section 6.12(c) of the Credit Agreement is amended and restated in its entirety as follows:

“(c) Maximum Total Net Leverage Ratio. Permit the Total Net Leverage Ratio on the last day of each Test Period ending after the Fourth Amendment Effective Date, to exceed 6.00:1.00; provided that, after any equity offering of the Borrower (other than the Borrower’s common equity rights offering consummated on or around February 11, 2022), the Total Net Leverage Ratio shall step down to a ratio no greater than 120% of the ratio immediately after the Capital Event, with a floor of 4.50:1.00.”

SECTION II.                    CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

A.          Executed Counterparts. The Agents shall have received this Amendment, duly executed and delivered by each party thereto;

B.           Fees and Expenses. The Borrower shall have paid to each Lender an amendment fee in the amount of 0.25% of the outstanding principal amount of such Lender’s Loans on the Fourth Amendment Effective Date and the Borrower shall have paid all Lender Group Expenses, including payment of any reasonable legal fees for counsel to Lenders and the Administrative Agent, incurred in connection with the transactions evidenced by this Amendment for which the Borrower received an invoice at least one (1) Business Day prior to the Fourth Amendment Effective Date;

C.          Representations and Warranties. The representations and warranties of the Borrower contained in the Loan Documents shall be true and correct on the Fourth Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the Fourth Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date); and

D.          No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the Fourth Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the Fourth Amendment Effective Date, or the consummation of the other transactions contemplated by this Amendment.

SECTION III.                  REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that all of the representations and warranties of the Borrowers set forth in each of the Amended Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent such representation or warranty is limited by materiality except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) as of the Fourth Amendment Effective Date (except to the extent that such representations and warranties solely relate to an earlier date).

SECTION IV.                  MISCELLANEOUS

A.          Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)      This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)      Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.

B.           Reaffirmation.

(i)      The Borrower hereby (a) agrees that, notwithstanding the occurrence of the Fourth Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement and the Borrower DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

(ii)      The Guarantors hereby (a) agree that, notwithstanding the occurrence of the Fourth Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement and the Mezz DACAs continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

C.          Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

D.          GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

E.          JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 ATTACHED TO THE AMENDED AGREEMENT.

F.          WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

G.          Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

H.          Counterparts; Electronic Execution.

(i)      This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

(ii)     The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

MY WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LUMENT FINANCE TRUST, INC., a Maryland corporation, as Borrower

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

FIVE OAKS ACQUISITION CORP., a Delaware corporation, as Guarantor

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

LUMENT CMT EQUITY, LLC, a Delaware limited liability company, as Guarantor

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

Fourth Amendment Signature Page

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent

By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

Fourth Amendment Signature Page

LENDERS:

JPMORGAN GLOBAL BOND OPPORTUNITIES FUND

By:	J.P. Morgan Investment Management
Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

JPMORGAN INCOME FUND

By:	J.P. Morgan Investment Management
Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

JPMORGAN CORE PLUS BOND FUND

By:	J.P. Morgan Investment Management
Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.

By:	J.P. Morgan Investment Management
Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

Fourth Amendment Signature Page

VARIABLE PORTFOLIO - PARTNERS CORE BOND FUND, A SERIES OF COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	J.P. Morgan Investment Management
Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name: Kent R. Weber
Title: Managing Director

Fourth Amendment Signature Page

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